EXHIBIT 10.21

                               SIXTH AMENDMENT TO
                              AMENDED AND RESTATED
                            AGREEMENT OF PARTNERSHIP
                        GEODYNE ENERGY INCOME PRODUCTION
                                 PARTNERSHIP I-F


      This Sixth Amendment to Amended and Restated Agreement of Partnership of Geodyne Energy Income Production Partnership I-F (the "Partnership") is entered into by and between Geodyne Resources, Inc. ("Resources"), a Delaware corporation, as successor Managing Partner, and Geodyne Energy Income Limited Partnership I-F ("Geodyne I-F"), as General Partner.

      WHEREAS, on September 10, 1986, Geodyne Production Company ("Production"), as Managing Partner, and Geodyne I-F, as General Partner, executed and entered into that certain Agreement of Partnership of PaineWebber/Geodyne Energy Income Production Partnership I-F (the "Preformation Agreement"); and

      WHEREAS, on December 17, 1986, Production and Geodyne I-F executed and entered into that certain Amended and Restated Agreement of Partnership (the "Agreement"); and

      WHEREAS, on February 26, 1993, but effective March 1, 1993, Production and Geodyne I-F executed and entered into that certain First Amendment to Amended and Restated Agreement of Partnership (the "Agreement"), whereby it changed (i) the name of the Partnership from "PaineWebber/Geodyne Energy Income Production Partnership I-F" to "Geodyne Energy Income Production Partnership I-F", (ii) the address of the Partnership's principal place of business, and (iii) the address for the Partnership's agent for service of process; and

      WHEREAS, on July 1, 1996, Production and Geodyne I-F executed and entered into that certain Second Amendment to Agreement, whereby all references in the Agreement to Geodyne Production Company as Managing Partner were amended to reflect, instead, Geodyne Resources, Inc. ("Resources") as Managing Partner; and

      WHEREAS, on November 14, 2001, Resources executed and entered into that certain Fourth Amendment to Agreement whereby the term of the partnership was extended for an additional two years, until December 31, 2003; and

      WHEREAS, on November 18, 2003, Resources executed and entered into that certain Fifth Amendment to Agreement whereby the term of the partnership was extended for an additional two years, until December 31, 2005; and

      WHEREAS, Section 10.1 of the Agreement provides that the Managing Partner (as defined in the Agreement) may, without prior notice or consent of any other Partner (as defined in the Agreement), amend any provision of this Agreement if, in its opinion, such amendment does not have a material adverse effect upon the Limited Partnership (as defined in the Agreement); and

     WHEREAS, Section 2.4 of the Agreement provides that the Partnership shall continue in full force and effect until December 31, 2005, provided that the Managing Partner may extend the term of the Partnership for up to two periods of two years each or until dissolution prior thereto pursuant to the provisions of the Agreement, and

      WHEREAS, Resources has elected to extend the life of the Partnership an additional two years.

      NOW, THEREFORE, BE IT RESOLVED that Section 2.4. is hereby amended and restated as follows:

                  The Production  Partnership shall continue in force and effect until December 31, 2007, provided that the Managing Partner may extend such term for up to one period of two years, or until dissolution prior thereto pursuant to the provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the 27th day of October, 2005.

                                       Geodyne Resources, Inc.
                                       as Managing Partner

                                       By:  //s// Dennis R. Neill
                                            ----------------------
                                            Dennis R. Neill
                                            President

                                       Geodyne Energy Income Limited
                                       Partnership I-F
                                       as General Partner

                                       By Geodyne Resources, Inc.
                                          General Partner

                                       By:  //s// Dennis R. Neill
                                            ----------------------
                                            Dennis R. Neill
                                            President



                                      -2-